Exhibit 32.4

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO SECTION 906 OF
                         THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Celtron International, Inc. on Form 10QSB for the period ending March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report'), I, Amanda Harington, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Amanada Harington
-----------------------
Amanda Harington
Chief Financial Officer
Date: May 31, 2005